UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2022

Tishman Speyer Innovation Corp. II

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40056	85-3869337
(Commission File Number)	(I.R.S. Employer Identification No.)

Rockefeller Center 45 Rockefeller Plaza New York, New York	19111
(Address of Principal Executive Offices)	(Zip Code)

(212) 715-0300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	TSIBU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	TSIB	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	TSIBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 of this Current Report on Form 8-K related to the amendment of the Trust Agreement (as defined below) is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the special meeting of the stockholders of Tishman Speyer Innovation Corp. II (the “Company”) held on November 29, 2022 (the “Special Meeting”), stockholders of the Company (the “Stockholders”) approved (i) the amendment to the Company’s amended and restated certificate of incorporation (the “Charter”) to change the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination from February 17, 2023 (the “Original Termination Date”) to November 30, 2022 (the “Amended Termination Date”); (ii) the amendment to the Charter to eliminate from the Charter the limitation that the Company may not redeem shares of its Class A common stock (the “Class A Common Stock”) sold in the Company’s initial public offering (the “IPO”) to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001 (the “Redemption Limitation”), in order to allow the Company to redeem such shares irrespective of the Redemption Limitation; and (iii) the amendment to the Investment Management Trust Agreement, dated February 11, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”) (the “Trust Agreement”), to change the date on which Continental must commence liquidation of the trust account established in connection with the IPO to the Amended Termination Date.

The Company filed the amendment to the Charter with the Secretary of State of the State of Delaware on November 29, 2022. The foregoing descriptions of the amendment to the Charter and the amendment to the Trust Agreement do not purport to be complete and are qualified in their entirety by reference to Exhibits 3.1 and 10.1, respectively, which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, a total of 28,419,890 (75.79%) of the Company’s issued and outstanding common stock (the “Common Stock”) held of record at the close of business on November 7, 2022, the record date for the Special Meeting, were represented by proxy, which constituted a quorum. The Stockholders voted on the following proposals (collectively, the “Proposals”) at the Special Meeting, which are described in more detail in the definitive proxy statement of the Company filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2022 (as supplemented from time to time, the “Proxy Statement”).

Proposal No. 1 - to adopt an amendment to the Charter as set forth in paragraphs 4 and 6 of Annex A attached to the Proxy Statement to change the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination from the Original Termination Date to the Amended Termination Date.

For	Against	Abstain	Broker Non-Votes
28,318,873	100,313	704	N/A

Proposal No. 2 - to adopt an amendment to the Charter as set forth in paragraphs 5, 7, 8 and 9 of Annex A attached to the Proxy Statement to eliminate from the Charter the limitation that the Company may not redeem shares of its Class A Common Stock sold in the IPO to the extent that such redemption would result in the Company having net tangible assets (as defined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934) of less than $5,000,001 in order to allow the Company to redeem such shares irrespective of the Redemption Limitation.

For	Against	Abstain	Broker Non-Votes
28,318,772	100,364	754	N/A

Proposal No. 3 - to amend the Trust Agreement in the form set forth in Annex B attached to the Proxy Statement to change the date on which Continental must commence liquidation of the trust account established in connection with the IPO to the Amended Termination Date.

For	Against	Abstain	Broker Non-Votes
28,318,822	101,066	2	N/A

As there were sufficient votes to approve the Proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to the Stockholders.

Item 8.01	Other Events.

Since the Proposals were approved, and because the Company will not be able to complete an initial business combination by the Amended Termination Date, the Company will be obligated to redeem all issued and outstanding Class A Common Stock issued in the IPO as promptly as reasonably possible but no more than ten business days after the Amended Termination Date (the “Mandatory Redemption”) and the Company’s warrants will expire worthless. The Company expects to complete the Mandatory Redemption on or around December 2, 2022, at a per-share redemption price of approximately $10.00.

The Company expects that the last day of trading of the Company’s Class A Common Stock on the Nasdaq Capital Market (“Nasdaq”) will be November 30, 2022, following which the Company expects that Nasdaq will file a Form 25 with the SEC to delist its securities on or about December 1, 2022. The Company thereafter expects to file a Form 15 with the SEC to terminate the registration of its securities under the Securities and Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amendment to the Company’s Amended and Restated Certificate of Incorporation

10.1	Amendment to the Investment Management Trust Agreement, dated February 11, 2021, by and between the Company and Continental Stock Transfer & Trust Company.

104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TISHMAN SPEYER INNOVATION CORP. II

	By:	/s/ Paul A. Galiano
Date: November 29, 2022		Paul A. Galiano
Chief Operating Officer, Chief Financial Officer and Director